                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to (S)240.14a-12

                Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      --------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:
[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)  Amount Previously Paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:

                                                                      June 2002

Dear Shareholder:

   Your fund and certain other funds within the Deutsche Asset Management Fund Complex ('DeAM Fund Complex') are holding shareholder meetings at which shareholders will be asked to vote on certain proposals.

   You will be asked to elect members of the Board governing your fund. This proposal is part of an overall plan to coordinate and enhance the efficiency of governance by the boards of the DeAM Fund Complex. Your Board also believes that your fund will benefit from the greater diversity and the expertise of the nominees that would be included on the expanded boards.

   As you know, your investment advisor's parent, Deutsche Bank AG, has, through acquisitions such as Zurich Scudder Investments, and through internal reorganizations, sought to enhance its global research and investment management capabilities. Consistent with these changes, you will also be asked to approve a new advisory agreement. Under the new advisory agreement, your advisor would be authorized to appoint certain affiliates as sub-advisors. This would allow your fund's advisor to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting the advisor to delegate certain portfolio management services to these entities. Shareholders of certain funds will also be asked to approve a new sub-advisory agreement.

   The enclosed proxy statement details these proposals. For your convenience, we've provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

  Please be assured that:

       . These proposals will have no effect on the number of shares you own or the value of those shares.

       .  The advisory fees applicable to your fund will not change.

       . The members of your fund's Board carefully reviewed each proposal prior to recommending that you vote in favor of each proposal.

   To vote, simply complete the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the Internet or by telephone as described on your proxy card.

   Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

                         Respectfully,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch
                         Assistant Secretary

   The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.
2

                             QUESTIONS AND ANSWERS

    Q: What is the purpose of this proxy solicitation?

    A: The purpose of this proxy solicitation is to ask you to vote on the following issues:

      . to elect eleven members of the Board of Directors of Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (the 'Fund'), whose terms will be effective beginning July 30, 2002 or on such later date as shareholder approval is obtained; and

      . to approve new investment advisory agreements between the Fund, on behalf of each series, and Deutsche Asset Management, Inc. ('DeAM, Inc.').

       THE BOARD MEMBERS OF THE FUND RECOMMEND THAT YOU VOTE FOR THESE
       PROPOSALS.

    I. BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

    Q: Why am I being asked to vote for Board members?

    A: Fund management recommended to the Board, and the Board agreed, that the Fund along with certain other funds that are managed, advised, sub-advised or administered by DeAM, Inc. and certain other funds managed, advised or administered by Investment Company Capital Corp. ('ICCC') (collectively, the 'DeAM Funds') should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to add certain persons to the Fund's Board.

    Q: Why did the Fund's Board approve management's recommendation?

    A: Fund management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Board considered, among other factors, that a unified group board structure should benefit the Fund by creating an experienced group of Board members who understand the operations of the Fund and the DeAM Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of efforts involved in the preparation and conduct of board meetings.

    Q: If the Board proposal is approved by shareholders, how many Directors will sit on the Board?

    A: If all nominees are elected, the Fund's Board will consist of eleven individuals. Five of these persons currently serve as members of the Board; six persons will be new to the Fund's Board but have experience serving on the boards of various other investment companies within the DeAM Fund Complex.

   II. PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

    Q: Why am I being asked to vote for a new investment advisory agreement?

    A: Fund management recommended to the Board that they approve the new investment advisory agreements in order to simplify the organizational structure of Deutsche Bank's US mutual fund operations. The proposed new advisory agreements described in the proxy statement will cover substantially similar provisions and do not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreements pursuant to which services are provided to the Fund, except for the dates of execution, effectiveness, initial term, certain changes to the 'Delegation of Responsibilities' section, and except that, under the new advisory agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC, also an indirect wholly owned subsidiary of Deutsche Bank. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. The proposed delegation provision is also intended to authorize the selection of sub-advisors under circumstances yet to be approved or identified by the Securities and Exchange Commission or its staff.

       In determining to recommend that the shareholders approve the new advisory agreements, the Board considered that the change to DeAM, Inc. is a matter of administrative convenience and no material changes will result with respect to the services currently provided to the Fund.

    Q: Will the investment advisory fees remain the same?

    A: Yes. The investment advisory fee rates proposed to be charged to each Series of the Fund under the new advisory agreements are the same as the respective investment advisory fee rates charged under the current advisory agreements.

  III. GENERAL QUESTIONS

    Q: What are the Board's recommendations?

    A: The Board recommends that all shareholders vote 'FOR' the nominees for the Board and 'FOR' the approval of the new advisory agreements.

    Q: Will the Fund pay for the proxy solicitation and legal costs associated with this solicitation?

    A: No, DeAM, Inc. will bear these costs.

    Q: How can I vote?

    A: You can vote in any one of four ways:

      . Through the Internet, by going to the website listed on your proxy card(s);

      . By telephone, with a toll-free call to the number listed on your proxy card(s);

      .   By mail, with the enclosed proxy card(s); or

      .   In person at the special meeting.

   We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. These voting methods will save the Fund money. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

    Q: I plan to vote by mail. How should I sign my proxy card(s)?

    A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

    Q: I plan to vote by telephone. How does telephone voting work?

    A: To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

    Q: I plan to vote through the Internet. How does Internet voting work?

    A: To vote through the Internet, please read and follow the instructions on your enclosed proxy card(s).

    Q: Whom should I call with questions?

    A: Please call Georgeson Shareholder Communications at 1-866-474-6829 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

   The attached proxy statement contains more detailed information about each of the proposals relating to the Fund. Please read it carefully.

                           DEUTSCHE BANK ALEX. BROWN
                            CASH RESERVE FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held July 30, 2002

   A special meeting of shareholders of Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (the 'Fund') will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 1:30 pm (Eastern time) (the 'Special Meeting'). The Fund is an open-end management investment company, organized under the laws of the State of Maryland. The Fund is comprised of three series: the Prime Series, the Treasury Series and the Tax-Free Series (each a 'Series').

   The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL I:            To elect eleven Directors of the Fund to hold office
All Series together    until their respective successors have been duly
                       elected and qualified or until their earlier resignation
                       or removal, whose terms will be effective on the date
                       of the Special Meeting or, in the event of an
                       adjournment or adjournments of the Special Meeting,
                       such later date as shareholder approval is obtained.

PROPOSAL II:           To approve a new investment advisory agreement (a
Each Series separately 'New Advisory Agreement') between the Fund, on behalf of each Series, and Deutsche Asset
                       Management, Inc. ('DeAM, Inc.') to be implemented
                       within two years of the date of the Special Meeting
                       upon approval of the members of the Fund's Board of
                       Directors who are not 'interested persons' (as defined
                       in the Investment Company Act of 1940, as
                       amended).

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

   The New Advisory Agreements described in Proposal II contain substantially similar provisions and do not differ in substance from the current advisory agreements pursuant to which services are provided to the Series, except for the dates of execution, effectiveness and initial term, certain changes to the 'Delegation of Responsibilities' section (described in the Proxy Statement), and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank AG ('Deutsche Bank'), would be the investment advisor rather than Investment Company Capital Corp. ('ICCC'), also an indirect wholly owned subsidiary of Deutsche Bank.

   The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

   The Board of Directors of the Fund unanimously recommends that shareholders vote FOR the election of each nominee to the Board of Directors of the Fund and FOR Proposal II.

   This notice and related proxy material are first being mailed to shareholders of the Fund on or about June 13, 2002. This proxy is being solicited on behalf of the Board of Directors of the Fund.

                         By Order of the Board of Directors,
                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Assistant Secretary

Baltimore, Maryland
June 10, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE
 AND SIGN EACH ENCLOSED PROXY CARD AND  MAIL  IT  PROMPTLY  IN  THE  ENCLOSED
  ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU  ARE
   VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED
    IF THE PROXY CARD IS  MAILED  IN  THE  UNITED  STATES.  THE  PROXY  IS
     REVOCABLE AT ANY TIME PRIOR TO ITS USE.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT 1-866-474-6829.

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted 'FOR' the nominees for Director named in the attached Proxy Statement; 'FOR' the approval of the new investment advisory agreements with Deutsche Asset Management, Inc. and, in the discretion of the persons appointed as proxies, either 'FOR' or 'AGAINST' any other business that may properly arise at the Special Meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card(s) to vote, you may vote shares that are registered in your name, as well as shares held in 'street name' through a broker, via the Internet or telephone. To vote in this manner, you will need the 'control' number(s) that appear on your proxy card(s).

    To vote via the Internet see your proxy card(s) for instructions.

    You may also call 1-866-474-6829 and vote by telephone.

    If we do not receive your completed proxy card(s), our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                Valid Signature
-----------------------------------------------------------------------------------
Corporate Accounts
   (1) ABC Corp.                                     ABC Corp.
                                                     John Doe, Treasurer
   (2) ABC Corp.                                     John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer             John Doe
   (4) ABC Corp. Profit Sharing Plan                 John Doe, Director
-----------------------------------------------------------------------------------
Partnership Accounts
   (1) The XYZ Partnership                           Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership          Jane B. Smith, General Partner
-----------------------------------------------------------------------------------
Trust Accounts
   (1) ABC Trust Account                             Jane B. Doe, Director
   (2) Jane B. Doe, Director u/t/d 12/28/78          Jane B. Doe
-----------------------------------------------------------------------------------
Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
       UGMA/UTMA                                     John B. Smith
   (2) Estate of John B. Smith                       John B. Smith, Jr., Executor
-----------------------------------------------------------------------------------

               DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                    PROXY STATEMENT FOR THE SPECIAL MEETING
                                OF SHAREHOLDERS

                           To Be Held July 30, 2002

   This proxy statement ('Proxy Statement') is being furnished in connection with the solicitation by the Board of Directors of Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (the 'Fund') on behalf of the Prime, Treasury, and Tax-Free Series (each a 'Series') to be used at the special meeting of the Fund to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 1:30 pm (Eastern time) and at any adjournments thereof (the 'Special Meeting'). This Proxy Statement and accompanying proxy card(s) ('Proxy') are expected to be mailed to shareholders on or about June 13, 2002.

   The Fund is comprised of three separate series: the Prime Series, the Treasury Series and the Tax-Free Series. The Prime Series has six share classes and the Treasury and Tax-Free Series have two share classes each. Each class has its own expense structure. However, since the Proposals presented in this Proxy Statement uniformly affect each class of each Series, shareholders of each class of a Series may vote on all the Proposals relevant to that Series, and each vote has equal weight regardless of its class.

   The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL I:            To elect eleven Directors of the Fund to hold office
All Series together    until their respective successors have been duly
                       elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

PROPOSAL II:           To approve a new investment advisory agreement (a
Each Series separately 'New Advisory Agreement') between the Fund, on behalf of each Series, and Deutsche Asset
                       Management, Inc. ('DeAM, Inc.') to be implemented
              within two years of the date of the Special Meeting upon approval of the members of the Fund's Board of Directors who are not 'interested persons' (as defined in the Investment Company Act of 1940, as amended).

   The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

   The shareholders of the Fund are to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the 'Director Nominees') as Directors of the Fund. Mr. Hale is currently an 'interested person' (an 'Interested Director') as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), of the Fund. Messrs. Burt, Hale, Hardiman and Wadsworth and Ms. Rimel currently serve on the Board of Directors of the Fund. Messrs. Dill, Jones, and Searcy and Drs. Gruber, Herring and Saunders currently serve on the Boards of Directors of various other investment companies within the Deutsche Asset Management family of funds.

   Shareholders of each Series are also to consider the approval of a New Advisory Agreement between DeAM, Inc., an affiliate of the current investment advisor for the Series, and the Fund, on behalf of such Series.

                              VOTING INFORMATION

   Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or employees of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $177,600. However, the exact cost will depend on the amount and types of services rendered. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

   The most recent Annual Report of the Fund containing audited financial statements for the fiscal year ended March 31, 2002 (the 'Report'), has previously been furnished to shareholders. An additional copy of the Report will be furnished without charge upon request by writing to the Fund at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313. The Report is also available on the Deutsche Asset Management website at www.deam-us.com.

   If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted 'FOR' the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Fund's secretary (the 'Secretary'). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

   Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('Deutsche Bank Trust') may vote any shares in accounts as to which Deutsche Bank Trust has voting authority, which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal, if Deutsche Bank Trust votes shares of the Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

   In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote 'FOR' any Proposal in favor of an adjournment and will vote those Proxies required to be voted 'AGAINST' any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Fund, a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker 'non-votes' (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See 'Vote Required' for a further discussion of abstentions and broker non-votes.)

   Shareholders of record at the close of business on May 20, 2002 (the 'Record Date') are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of each Series that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

   In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

   . indicate your instructions on the Proxy (or Proxies);

   . date and sign the Proxy (or Proxies); and

   . mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the Internet are included on the Proxy (or Proxies) enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Fund

   Exhibit B to this Proxy Statement sets forth information as of May 31, 2002 regarding the beneficial ownership of the Fund's shares by the only persons known by the Fund to beneficially own more than five percent of the outstanding shares of each class of the Fund. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares. Collectively, the Directors, Director Nominees and executive officers of the Fund own less than 1% of each class' outstanding shares.

Background

   The Fund. The Fund is a registered open-end management investment company established as a Maryland corporation. The Fund is comprised of three separate series: the Prime Series, the Treasury Series and the Tax-Free Series. Investment Company Capital Corp. ('ICCC'), located at One South Street, Baltimore, Maryland 21202, currently acts as the investment advisor to each Series pursuant to the terms of three separate investment advisory agreements, one for each Series (the 'Current Advisory Agreements'). Pursuant to the Current Advisory Agreements, ICCC supervises and assists in the management of the assets of each Series and furnishes each Series with research, statistical, advisory and managerial services. ICCC pays the ordinary office expenses of the Fund and the compensation, if any, of all officers and employees of the Fund and all Interested Directors of the Fund.

                                  PROPOSAL I

          ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS OF THE FUND

   It is proposed that eleven Director Nominees are to be elected at the Special Meeting to comprise the entire Board of Directors of the Fund to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Director Nominees were recently selected by a Nominating Committee of the Board comprised entirely of the Independent Directors of the Board and nominated by the full Board at a meeting held on March 26, 2002. If elected, the terms of the eleven Director Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, and upon their respective acceptances of their election in writing (the 'Effective Date'); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Levy, McDonald, Semans and Vogt, each a current member of the Board of Directors, will no longer serve effective the Effective Date if Proposal I is approved by the shareholders of the Fund. The names and ages of the Director Nominees, their principal occupations during the past five years and certain of their other affiliations are provided later in this Proposal. No Independent Director or Independent Director Nominee of the Fund serves or will serve as an officer of the Fund. Each of the Director Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Director Nominees. If any Director Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person(s) as the Board of Directors may recommend.

   The nomination of these persons to serve as the Board of Directors of the Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Fund and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. (along with certain other investment management companies managed, advised or administered by ICCC, another indirect wholly owned subsidiary of Deutsche Bank) (the 'DeAM Funds'). The proposal concerning the size and composition of the Board of Directors was suggested to the Board by ICCC and reviewed by the current Independent Directors of the Board. Messrs. Burt, Hale (Interested Director), Hardiman and Wadsworth and Ms. Rimel currently serve on the Board of Directors of the Fund. Each of the other Independent Director Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

   ICCC recommended, and the Board agreed, that the Fund should be governed by a larger Board of Directors composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Fund and the board membership of the other DeAM Funds are not identical. Nine persons currently serve on the Board of Directors of the Fund and between five and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Director Nominees, certain of the existing Directors will be joined by certain of the board members of the other DeAM Funds. Although the By-Laws of the Fund provide that the Board of Directors may consist of a maximum of fifteen directors, Fund management proposed, and the Board agreed, that only eleven Director Nominees be submitted for election. Proxies cannot be voted for a greater number of persons than the number of Director Nominees named.

   Although the election of the Director Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

   The following information is provided for each Director Nominee and executive officer of the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Director Nominee who is an Independent Director Nominee. Information for the Interested Director Nominee follows. The Interested Director Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with DeAM, Inc. The mailing address for the Director Nominees and the executive officers with respect to Fund operations is One South Street, Baltimore, Maryland 21202.

             INFORMATION CONCERNING DIRECTOR NOMINEES AND OFFICERS

                                                                                    Number of Funds
                                                                                    in the Fund
                                                                                    Complex to
                                                                                    be Overseen
                Position with the    Business Experience                            by Director or
Name and        Fund and Length      and Directorships                              Director
Birth Date      of Time Served       During the Past 5 Years                        Nominee/1/
---------------------------------------------------------------------------------------------------

Independent Director Nominees

Richard R. Burt Director since 1999. Chairman, IEP Advisors, Inc. (July 1998 to           86
2/3/47                               present); Chairman of the Board, Weirton
                                     Steel Corporation/2/ (April 1996 to present);
                                     Member of the Board, Hollinger
                                     International, Inc./2/ (publishing) (1995 to
                                     present), HCL Technologies Limited
                                     (information technology) (April 1999 to
                                     present), UBS Mutual Funds (formerly known
                                     as Brinson and Mitchell Hutchins families of
                                     funds) (1995 to present) (registered
                                     investment companies); and Member,
                                     Textron Inc./2/ International Advisory Council
                                     (July 1996 to present). Formerly, Partner,
                                     McKinsey & Company (consulting) (1991-
                                     1994) and US Chief Negotiator in Strategic
                                     Arms Reduction Talks (START) with former
                                     Soviet Union and US Ambassador to the
                                     Federal Republic of Germany (1985-1991);
                                     Member of the Board, Homestake Mining/2/
                                     (mining and exploration) (1998-February
                                     2001), Archer Daniels Midland Company/2/
                                     (agribusiness operations) (October 1996-
                                     June 2001) and Anchor Gaming (gaming
                                     software and equipment) (March 1999-
                                     December 2001).

S. Leland Dill  Nominee              Trustee, Phoenix Zweig Series Trust (since           84
3/28/30                              September 1989), Phoenix Euclid Market
                                     Neutral Fund (since May 1998) (registered
                                     investment companies); Retired (since 1986).
                                     Formerly, Partner, KPMG Peat Marwick
                                     (June 1956-June 1986); Director, Vintners
                                     International Company Inc. (June 1989-May
                                     1992), Coutts (USA) International (January
                                     1992-March 2000), Coutts Trust Holdings
                                     Ltd., Coutts Group (March 1991-March
                                     1999); General Partner, Pemco (investment
                                     company) (June 1979-June 1986).

                                                                                Number of Funds
                                                                                in the Fund
                                                                                Complex to
                                                                                be Overseen
                   Position with the    Business Experience                     by Director or
Name and           Fund and Length      and Directorships                       Director
Birth Date         of Time Served       During the Past 5 Years                 Nominee/1/
-----------------------------------------------------------------------------------------------

Martin J. Gruber   Nominee              Nomura Professor of Finance, Leonard          85
7/15/37                                 N. Stern School of Business, New York
                                        University (since 1964); Trustee, CREF
                                        (since 2000); Director, S.G. Cowen
                                        Mutual Funds (1985-2001), Japan
                                        Equity Fund, Inc. (since 1992), Thai
                                        Capital Fund, Inc. (since 2000) and
                                        Singapore Fund, Inc. (since 2000)
                                        (registered investment companies).

Richard J. Herring Nominee              Jacob Safra Professor of International        84
2/18/46                                 Banking and Professor, Finance
                                        Department, The Wharton School,
                                        University of Pennsylvania (since
                                        1972); Director, Lauder Institute of
                                        International Management Studies
                                        (since 2000); Co-Director, Wharton
                                        Financial Institutions Center (since
                                        2000) and Vice Dean and Director,
                                        Wharton Undergraduate Division
                                        (1995-2000).

Joseph R. Hardiman Director since 1998. Private Equity Investor (1997 to              82
5/27/37                                 present); Director, Soundview
                                        Technology Group Inc. (investment
                                        banking) (July 1998 to present), Corvis
                                        Corporation/2 /(optical networking
                                        equipment) (July 2000 to present),
                                        Brown Investment Advisory & Trust
                                        Company (investment advisor) (February
                                        2001 to present), The Nevis Fund
                                        (registered investment company) (July
                                        1999 to present), and ISI Family of
                                        Funds (registered investment
                                        companies) (March 1998 to present).
                                        Formerly, Director, Circon Corp./2
                                        /(medical instruments) (November 1998-
                                        January 1999); President and Chief
                                        Executive Officer, The National
                                        Association of Securities Dealers, Inc.
                                        and The NASDAQ Stock Market, Inc.
                                        (1987-1997); Chief Operating Officer of
                                        Alex. Brown & Sons Incorporated (now
                                        Deutsche Bank Securities Inc.) (1985-
                                        1987) and General Partner, Alex. Brown
                                        & Sons Incorporated (now Deutsche
                                        Bank Securities Inc.) (1976-1985).

                                                                                     Number of Funds
                                                                                     in the Fund
                                                                                     Complex to
                                                                                     be Overseen
                     Position with the    Business Experience                        by Director or
Name and             Fund and Length      and Directorships                          Director
Birth Date           of Time Served       During the Past 5 Years                    Nominee/1/
----------------------------------------------------------------------------------------------------

Graham E. Jones      Nominee              Senior Vice President, BGK Realty, Inc.          84
1/31/33                                   (commercial real estate) (since 1995);
                                          Trustee, 8 open-end mutual funds
                                          managed by Weiss, Peck & Greer (since
                                          1985) and Trustee of 22 open-end mutual
                                          funds managed by Sun Capital Advisers,
                                          Inc. (since 1998).

Rebecca W. Rimel     Director since 1995. President and Chief Executive Officer,           84
4/10/51                                   The Pew Charitable Trusts (charitable
                                          foundation) (1994 to present) and Director
                                          and Executive Vice President, The
                                          Glenmede Trust Company (investment
                                          trust and wealth management) (1994 to
                                          present). Formerly, Executive Director,
                                          The Pew Charitable Trusts (1988-1994)
                                          and Director, ISI Family of Funds
                                          (registered investment companies) (1997-
                                          1999).

Philip Saunders, Jr. Nominee              Principal, Philip Saunders Associates            84
10/11/35                                  (Economic and Financial Consulting)
                                          (since 1988). Formerly, Director,
                                          Financial Industry Consulting, Wolf &
                                          Company (1987-1988); President, John
                                          Hancock Home Mortgage Corporation
                                          (1984-1986); Senior Vice President of
                                          Treasury and Financial Services, John
                                          Hancock Mutual Life Insurance
                                          Company, Inc. (1982-1986).

William N. Searcy    Nominee              Pension & Savings Trust Officer, Sprint          84
9/03/46                                   Corporation/2 /(telecommunications) (since
                                          1989); Trustee of 22 open-end mutual
                                          funds managed by Sun Capital Advisers,
                                          Inc. (since 1998).

                                                                                  Number of Funds
                                                                                  in the Fund
                                                                                  Complex to
                                                                                  be Overseen
                    Position with the    Business Experience                      by Director or
Name and            Fund and Length      and Directorships                        Director
Birth Date          of Time Served       During the Past 5 Years                  Nominee/1/
-------------------------------------------------------------------------------------------------

Robert H. Wadsworth Director since 1999. President, Robert H. Wadsworth                 87
1/29/40                                  Associates, Inc. (consulting firm) (1982
                                         to present); President and Director,
                                         Trust for Investment Managers
                                         (registered investment company) (1999
                                         to present). Formerly, President,
                                         Investment Company Administration,
                                         L.L.C. (1992*-July 2001); President,
                                         Treasurer and Director, First Fund
                                         Distributors, Inc. (1990-January 2002);
                                         Vice President, Professionally Managed
                                         Portfolios (1999-2002) and Advisors
                                         Series Trust (1997-2002) (registered
                                         investment companies); President,
                                         Guinness Flight Investment Funds, Inc.
                                         (registered investment companies).
                                         *Inception date of the corporation
                                         which was the predecessor to the LLC.

Interested Director Nominee

Richard T. Hale/3/  Director since 1989  Managing Director, Deutsche Bank               84
7/17/45             and President.       Securities Inc. (formerly Deutsche Banc
                                         Alex. Brown Inc.) and Deutsche Asset
                                         Management (1999 to present); Director
                                         and President, Investment Company
                                         Capital Corp. (registered investment
                                         advisor) (1996 to present); Director,
                                         Deutsche Global Funds, Ltd. (2000 to
                                         present), CABEI Fund (2000 to
                                         present), North American Income Fund
                                         (2000 to present) (registered investment
                                         companies); Vice President, Deutsche
                                         Asset Management, Inc. (2000 to
                                         present). Chartered Financial Analyst.
                                         Formerly, Director, ISI Family of Funds
                                         (registered investment companies)
                                         (1992-1999).

Officers

Richard T. Hale     President since      See information provided under
                    2000.                Interested Director Nominee.

                                                                                 Number of Funds
                                                                                 in the Fund
                                                                                 Complex to
                                                                                 be Overseen
                 Position with the   Business Experience                         by Director or
Name and         Fund and Length     and Directorships                           Director
Birth Date       of Time Served      During the Past 5 Years                     Nominee/1/
------------------------------------------------------------------------------------------------

Amy M. Olmert    Secretary since     Director, Deutsche Asset Management
5/14/63          1997.               (January 1999 to present); Certified Public
                                     Accountant (1989 to present). Formerly,
                                     Vice President, BT Alex. Brown
                                     Incorporated (now Deutsche Bank
                                     Securities Inc.) (1997-1999); Senior
                                     Manager, Coopers & Lybrand L.L.P. (now
                                     PricewaterhouseCoopers LLP) (1992-1997).

Charles A. Rizzo Treasurer since     Director, Deutsche Asset Management
8/5/57           1999.               (April 2000 to present); Certified Public
                                     Accountant; Certified Management
                                     Accountant. Formerly, Vice President and
                                     Department Head, BT Alex. Brown
                                     Incorporated (now Deutsche Bank
                                     Securities Inc.) (1998-1999); Senior
                                     Manager, Coopers & Lybrand L.L.P. (now
                                     PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch Assistant Secretary Managing Director, Deutsche Asset
3/27/54          since 1999.         Management (2002 to present) and
                                     Director, Deutsche Global Funds Ltd.
                                     (2002 to present). Formerly, Director,
                                     Deutsche Asset Management (1999-
                                     2002); Principal, BT Alex. Brown
                                     Incorporated (now Deutsche Bank
                                     Securities Inc.) (1998-1999); Assistant
                                     General Counsel, United States Securities
                                     and Exchange Commission (1993-1998).

--------
/1/ As of March 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the 'Fund Complex') is 89.
/2/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/3/  Mr. Hale is a director who is an 'interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

   Ms. Olmert and Messrs. Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

          Ownership in Securities of DeAM, Inc. and Related Companies

   As reported to the Fund as of April 30, 2002, the Independent Director Nominees and their immediate family members do not own securities of DeAM, Inc. or an entity directly or indirectly controlling, controlled by, or under common control with DeAM, Inc.

                          Director Compensation Table

   The following table sets forth the compensation paid to the Independent Directors by the Fund and the Fund Complex for the fiscal year ended March 31, 2002.

--------------------------------------------------------------------------------------
                                                                         Total
                                                                         Compensation
                                                                         from the
                                                                         Fund and the
                   Aggregate           Pension or          Estimated     Fund
Name of            Compensation from   Retirement Benefits Annual        Complex
Person,            the Fund Payable to Accrued as Part of  Benefits Upon Payable to
Position           Directors           Fund Expenses       Retirement    Directors
--------------------------------------------------------------------------------------
Richard T. Hale/1/ $0                  N/A                 N/A           $0
Chairman and
President
--------------------------------------------------------------------------------------
Truman T.          $0                  N/A                 N/A           $0
 Semans
Director/1/
--------------------------------------------------------------------------------------
Richard R. Burt    $47,339/2/          N/A                 N/A           $62,500 for
Director                                                                 service on 25
                                                                         Funds in the
                                                                         Fund Complex
--------------------------------------------------------------------------------------
Joseph R.          $48,318/2/          N/A                 N/A           $62,500 for
  Hardiman                                                               service on 23
Director                                                                 Funds in the
                                                                         Fund Complex
--------------------------------------------------------------------------------------
Louis E. Levy      $54,914/2/          N/A                 N/A           $72,500 for
Director                                                                 service on 25
                                                                         Funds in the
                                                                         Fund Complex
--------------------------------------------------------------------------------------
Eugene J.          $54,914/2/          N/A                 N/A           $72,500 for
  McDonald                                                               service on 25
Director                                                                 Funds in the
                                                                         Fund Complex
--------------------------------------------------------------------------------------
Rebecca W.         $47,339/2/          N/A                 N/A           $62,500 for
 Rimel                                                                   service on 25
Director                                                                 Funds in the
                                                                         Fund Complex

---------------------------------------------------------------------------------
                                                                    Total
                                                                    Compensation
                                                                    from the
                                                                    Fund and the
              Aggregate           Pension or          Estimated     Fund
Name of       Compensation from   Retirement Benefits Annual        Complex
Person,       the Fund Payable to Accrued as Part of  Benefits Upon Payable to
Position      Directors           Fund Expenses       Retirement    Directors
---------------------------------------------------------------------------------
Carl W. Vogt, $47,339/2/          N/A                 N/A           $62,500 for
 Esq.                                                               service on 25
Director                                                            Funds in the
                                                                    Fund Complex
---------------------------------------------------------------------------------
Robert H.     $47,339/2/          N/A                 N/A           $62,500 for
  Wadsworth                                                         service on 25
Director                                                            Funds in the
                                                                    Fund Complex
---------------------------------------------------------------------------------

--------
/1/ A director who is, or may be, an 'interested person' as defined in the 1940 Act.
/2/ Of amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth $47,339, $47,339, $45,418, $41,055, $54,914,
     $47,339 and $47,339, respectively, was deferred pursuant to a deferred compensation plan.

   The Board has established an Audit and Compliance Committee, a Nominating Committee, a Pricing Committee, a Compensation Committee and an Executive Committee. Each committee (except for the Pricing Committee) is currently composed of the Independent Directors of the Board. Messrs. Burt, Hale (Interested Director), Levy, McDonald, Semans (Interested Director) and Wadsworth are currently the members of the Pricing Committee. In accordance with its written charter adopted by the Board of Directors, the Audit and Compliance Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit and Compliance Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider Director nominees recommended by shareholders. Shareholders who wish to suggest nominees for the Board of Directors should submit their suggestions to be considered to the Fund 60 days in advance of a meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Pricing Committee considers and acts upon all questions relating to valuation of the securities in the Fund which may arise between meetings of the Board. The Compensation Committee is responsible for reviewing the compensation paid to the

Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. The Executive Committee makes recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers. During the Fund's most recent fiscal year the Board held six meetings, the Audit and Compliance Committee held four meetings, the Nominating Committee held one meeting, the Pricing Committee held one meeting, the Compensation Committee did not meet, and the Executive Committee held four meetings. No Director attended less than 75% of the applicable meetings. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Fund.

   Mr. Hale, if elected, will not be a member of the Audit and Compliance Committee or the Nominating Committee.

Retirement Plan Information

   Certain funds in the Fund Complex have adopted a retirement plan for Directors who are not employees of the Fund, ICCC or its respective affiliates (the 'Retirement Plan'). The Retirement Plan is unfunded and unvested. On February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan, effective January 1, 2001, as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

   Under the Retirement Plan in effect until December 31, 2000, the Fund has one participant, a Director who retired effective December 31, 1996, who qualified for the Retirement Plan by serving fourteen years as a Director and who will be paid a quarterly fee of $4,875 by certain funds in the Fund Complex for the rest of his life. Such fees are allocated to certain funds in the Fund Complex based upon the relative net assets of such funds to the Fund Complex.

   Any Director of the Fund who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Recommendation of the Board of Directors

   The Board of Directors believes that coordinated governance through a unified board structure will benefit the Fund.

   In their deliberations, the Board of Directors considered various matters related to the management and long-term welfare of the Fund. The Board considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Fund and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Board to use time more efficiently. There may also be cost savings to the Fund because Directors will serve an increased number of investment companies.

   The Board also considered that a unified group board structure benefits the Fund by creating an experienced group of Board members who understand the operations of the Fund and the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. The Board gave considerable weight to their expectation that the Fund will benefit from the diversity and experience of the Director Nominees that would be included in the expanded Board and from the experience that each Director Nominee will gain by serving on the boards of a diverse group of funds. The Board also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Board.

   On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments ('Scudder') (the 'Transaction'). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect.

   The Director Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Ten of the eleven nominees, if elected, would be Independent Directors. Independent Directors are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Fund and management.

   In addition, the Board considered certain other advantages of enlarging the Board. These included that enlarging the Board will afford an increased range of experience among Board members and makes it more likely that the Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Board determine to revise its structure through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of their deliberations, the Board also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, the Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Board.

   Therefore, after careful consideration, the Board, including the Independent Directors, recommends that the shareholders of the Fund vote 'FOR' the election of the Director Nominees as set forth in this Proposal.

   If the Director Nominees are elected by the shareholders, each Director Nominee will serve, effective the Effective Date, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Director Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Fund's shareholders.

                                  PROPOSAL II

                      APPROVAL OF NEW ADVISORY AGREEMENTS

   It is proposed that shareholders of each Series approve a new investment advisory agreement between the Fund, on behalf of that Series, and DeAM, Inc. The New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Series except for the dates of execution, effectiveness and initial term, certain changes to the 'Delegation of Responsibilities' section, and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC. See 'Differences Between the Current and New Advisory Agreements.'

The Advisory Agreements

   The Current Advisory Agreements. ICCC currently serves as investment advisor to each Series (as discussed earlier) pursuant to the Current Advisory Agreements. The Current Advisory Agreements were initially approved by the Board, including a majority of those Board members who are not 'interested persons' (as defined in the 1940 Act) of the Fund or ICCC (the 'Independent Directors').

   Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreements; (ii) the most recent date on which the Current Advisory Agreements were approved by the Fund's Directors, including a majority of the Independent Directors, and by each Series' shareholders; and (iii) the reason each agreement was submitted to shareholders for their approval.

   The New Advisory Agreements. The form of New Advisory Agreement is attached to this Proxy Statement as Exhibit D. The description of the New Advisory Agreements set forth below is qualified in its entirety by reference to Exhibit
D. Exhibit E sets forth the compensation payable under each Series' agreement. If shareholders approve the New Advisory Agreements, each agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of 'a majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required' below) of the relevant Series, or by the Board of Directors and, in either event, the vote of a majority of the Independent Directors of the Fund, cast in person at a meeting called for such purpose.

   The New Advisory Agreements are being proposed as a means to simplify the organizational structure of Deutsche Bank's US mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, com-pliance and regulatory oversight. The New Advisory Agreements are to be implemented within two years of the date of the Special Meeting, upon approval of the Fund's Board of Directors, including a majority of the Independent Directors. The deferral in implementing the New Advisory Agreements may be needed to permit a sufficient amount of time to plan, prepare and institute the necessary arrangements to consolidate Deutsche Bank's US mutual fund operations.

   Differences Between the Current and New Advisory Agreements. As stated above, the terms and conditions--including the services to be provided and the fees to be paid therefor--of the New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC and the 'Delegation of Responsibilities' section of the agreement has been revised.

   Both the Current Advisory Agreements and the New Advisory Agreements permit the investment advisor, ICCC and DeAM, Inc. respectively, to delegate the performance of advisory services to another party under certain conditions. The New Advisory Agreements revise this provision as it applies to the delegation of authority to affiliates, i.e., companies that the investment advisor controls, is controlled by or under common control with, in the following ways:

      1. The New Advisory Agreements clarify that a delegation must be approved in advance by both the Independent Directors and the full Board of Directors of the Fund, whereas the Current Advisory Agreements state that a delegation must be approved by the Board of Directors and the shareholders of the relevant Series, to the extent required by the 1940 Act;

      2. The New Advisory Agreements clarify that DeAM, Inc. may, with the prior approval of the Board of Directors and the Independent Directors, adjust the duties of the delegate, the portion of any Series' assets being managed by the delegate, and the fees that DeAM, Inc. shall pay to the delegate; and

      3. While both the Current Advisory Agreements and the New Advisory Agreements require the investment advisor to supervise the activities of any delegate, the New Advisory Agreements clarify that any delegation shall not relieve DeAM, Inc. of any of its obligations under the New Advisory Agreements.

   Unlike the Current Advisory Agreements, the New Advisory Agreements make explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Securities and Exchange Commission (the 'SEC'), where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New Advisory Agreements would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

   Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that shareholders could benefit from an authorization permitting DeAM, Inc. to delegate such functions to affiliated advisory organizations.

   Other provisions of the New Advisory Agreements are substantially similar to the Current Advisory Agreements. Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to provide each Series with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Series' assets. Subject to the supervision and control of the Board of Directors, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Fund's registration statement, (c) the provisions of the Fund's Articles of Incorporation and By-Laws, and (d) any other applicable provisions of state and federal law.

   Under the terms of each New Advisory Agreement, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Series' operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Series; (c) provide the Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Series with, or obtain for it, adequate office space and all necessary office equipment and services for the Fund's principal office; (e) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or the Series; (f) determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Fund's Board of Directors; (g) take all actions necessary to carry into effect the Series' purchase and sale programs; (h) supervise the operations of the Series' transfer and dividend disbursing agent; (i) provide the Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Series and reports to and filings with the SEC and state Blue Sky authorities, which may be required for the Series.

   The investment advisory fee rate proposed to be charged to each Series under its New Advisory Agreement is the same as the investment advisory fee rate charged to that Series under its Current Advisory Agreement. The advisory fee rate paid by each Series under its Current Advisory Agreement and the advisory fee paid by each Series for the most recent fiscal year are set forth in Exhibit E to this Proxy Statement. The Advisor has contractually agreed to waive its fee for the Treasury Series by 0.05%. Exhibit E also sets forth other fees paid to ICCC and its affiliates during the last fiscal year of the Fund.

   Generally. If approved, the New Advisory Agreements will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board of Directors or by the holders of a majority of the Series' outstanding voting securities and (2) by a majority of the Independent Directors who are not parties to such contract or agreement. Like the Current Advisory Agreements, each New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series or upon 60 days' written notice by DeAM, Inc.

   The services of DeAM, Inc. are not deemed to be exclusive and nothing in the New Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies and their series, and other clients (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay those expenses specified in the New Advisory Agreements associated with providing the services contemplated by the New Advisory Agreements. The Fund bears certain other expenses including the fees of the Fund's Board. The Fund also pays any extraordinary expenses incurred.

   Under each New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the matters to which the New Advisory Agreement relate, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Series or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under each New Advisory Agreement.

   DeAM, Inc. will allocate and place all orders for portfolio transactions of the Series' securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the Fund or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of brokerage or research services. When it can be done consistently with obtaining best execution, in selecting brokers and dealers with which to place portfolio transactions for the Series, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or its affiliates or recommend the purchase of such funds.

Management of the Fund

   The Current Advisor. ICCC, located at One South Street, Baltimore, Maryland 21202, currently acts as the investment advisor to each Series. ICCC is registered as an investment advisor with the SEC and serves as investment advisor to 25 investment companies. As of March 31, 2002, ICCC had approximately $9.6 billion of assets under management. ICCC is an indirect wholly owned subsidiary of Deutsche Bank.

   The Proposed New Advisor. DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, is located at 280 Park Avenue, New York, New York 10017. DeAM, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. serves as investment advisor to 35 investment companies and investment sub-advisor to 50 investment companies. See Exhibit F to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or sub-advises that have investment objectives similar to those of the Fund, together with information regarding the asset size and the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management.

   The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit G to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc. is 280 Park Avenue, New York, New York 10017.

   Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank and its subsidiaries).

   Directors and Officers. Biographical information about the Director Nominees and the executive officers is provided under Proposal I in this Proxy Statement. Certain other information about the Director Nominees is provided in Exhibit H to this Proxy Statement.

Recommendation of the Board

   At a meeting of the Board of Directors of the Fund held on March 26, 2002, called for the purpose of, among other things, voting on approval of the New Advisory Agreements, the Board, including the Independent Directors, unanimously approved, subject to shareholder approval, the New Advisory Agreements. In reaching this conclusion, the Board of Directors obtained such information as they deemed reasonably necessary to approve DeAM, Inc. as investment advisor to each Series. In approving the New Advisory Agreements, the Independent Directors considered numerous factors, including, among other things (i) the standards set forth in written materials previously provided to the Independent Directors by their counsel and (ii) representations by Fund management that the change to DeAM, Inc., an affiliate of ICCC, is a matter of administrative convenience and that no material changes will result with respect to the services currently provided to each Series.

   Based on the factors discussed above, and others, the Board of Directors determined that the New Advisory Agreements are fair and reasonable and in the best interest of each Series and its shareholders. Based on all of the foregoing, at the meeting on March 26, 2002, the Board of Directors, including the Independent Directors of the Fund, voted unanimously to approve the New Advisory Agreements and to recommend them to the shareholders of the respective Series for their approval.

Required Vote

   Approval of each New Advisory Agreement requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required') of the relevant Series.

   Therefore, after careful consideration, the Board of Directors, including the Independent Directors, recommends that the shareholders of each Series vote 'FOR' the approval of the New Advisory Agreements as set forth in this Proposal.

   If the New Advisory Agreements are approved by the shareholders, the agreements are to be implemented within two years of the date of the Special Meeting. If the New Advisory Agreement for a Series is not approved by the shareholders, the Current Advisory Agreement for that Series will continue in effect, subject to any requisite approval(s) of the Board of Directors or the Series' respective shareholders, and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   The Fund's financial statements for its most recent fiscal year were audited by PricewaterhouseCoopers LLP ('PwC'), independent auditors. In addition, PwC prepares the Fund's federal and state annual income tax returns and provides certain non-audit services to the Fund. During the Board's most recent consideration of the selection of auditors for the Fund, the Board considered whether the provision of non-audit services to the Fund was compatible with maintaining PwC's independence. The Board of Directors of the Fund has selected PwC as the independent auditors for the Fund's fiscal year ending March 31, 2003. PwC has been the Fund's independent auditors since 1993. PwC has informed the Fund that it has no material direct or indirect financial interest in the Fund.

   Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders were $51,500.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, ICCC or entities that control, are controlled by or are under common control with ICCC that provide services to the Fund.

   All Other Fees. There were $2,836,970 in fees billed by PwC for the most recent fiscal year for other services provided to the Fund, ICCC and entities that control, are controlled by or are under common control with ICCC that provide services to the Fund.

                               OTHER INFORMATION

Portfolio Transactions

   For the fiscal year ended March 31, 2002, the Fund did not pay any brokerage commissions to affiliates of ICCC.

Principal Underwriter

   The Fund's principal underwriter is ICC Distributors, Inc. They are located at Two Portland Square, Portland, Maine 04104.

                                 VOTE REQUIRED

   Approval of Proposal I requires the affirmative vote of a plurality of all votes cast at the Special Meeting (all Series voting collectively), provided that a quorum is present. Approval of Proposal II requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940
Act) of a Series. 'Majority of the outstanding voting securities' (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Series present at the special meeting, if the holders of more than 50% of the outstanding shares of the Series are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Series. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposal II, which requires the approval of a specified percentage of the outstanding voting securities of a Series.


THE  BOARD,  INCLUDING  THE  INDEPENDENT   DIRECTORS,   RECOMMENDS   THAT   THE
SHAREHOLDERS VOTE 'FOR' APPROVAL OF PROPOSALS I AND II. ANY UNMARKED PROXIES WILL BE SO VOTED.

   The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement.

   Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

   Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board of Directors when requested in writing by shareholders holding at least 10% of the shares then outstanding.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-866-474-6829.


SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO
  WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED  TO  DATE  AND  SIGN  THE
    ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED  ENVELOPE,  OR  FOLLOW
      THE  INSTRUCTIONS  FOR  VOTING  BY  TELEPHONE  OR  THROUGH  THE
        INTERNET ON THE ENCLOSED PROXY.

                                By Order of the Board of Directors,

                         /s/ Daniel O. Hirsch

                                Daniel O. Hirsch, Assistant Secretary

June 10, 2002

THE BOARD OF DIRECTORS OF THE FUND HOPES THAT SHAREHOLDERS  WILL  ATTEND  THE
  SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO  ATTEND,  YOU  ARE  URGED  TO
    COMPLETE,  DATE,  SIGN  AND  RETURN  EACH  ENCLOSED  PROXY   IN   THE
      ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR  VOTING  BY
        TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).

                                                                      Exhibit A

-----------------------------------------------------------------------------------
                       SHARES OUTSTANDING AS OF RECORD DATE
-----------------------------------------------------------------------------------
                                                                  Number of Shares
                              Fund                                  Outstanding
-----------------------------------------------------------------------------------
Prime Series
Deutsche Bank Alex. Brown Cash Reserve Prime Shares               4,063,747,683.880
-----------------------------------------------------------------------------------
Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares   716,428,795.970
-----------------------------------------------------------------------------------
Class A Shares                                                       16,868,496.407
-----------------------------------------------------------------------------------
Class B Shares                                                       11,555,723.707
-----------------------------------------------------------------------------------
Class C Shares                                                          574,832.480
-----------------------------------------------------------------------------------
Quality Cash Reserve Shares                                          39,296,249.140
-----------------------------------------------------------------------------------

Treasury Series
Deutsche Bank Alex. Brown Cash Reserve Treasury Shares              745,623,967.090
-----------------------------------------------------------------------------------
Deutsche Bank Alex. Brown Cash Reserve Treasury Institutional
 Shares                                                             163,787,551.840
-----------------------------------------------------------------------------------

Tax-Free Series
Deutsche Bank Alex. Brown Cash Reserve Tax-Free Shares              876,233,057.630
-----------------------------------------------------------------------------------
Deutsche Bank Alex. Brown Cash Reserve Tax-Free Institutional
 Shares                                                             214,820,844.860

                                                                      Exhibit B

5% Shareholders*

 DEUTSCHE BANK ALEX. BROWN
 CASH RESERVE FUND, INC.--          Class A Shares          Class C Shares
 PRIME SERIES                  -----------------------  ---------------------
                                              Percent
                                             Ownership                Percent
                                  Shares        of         Shares    Ownership
 Name and Address of           Beneficially Outstanding Beneficially    of
 Beneficial Owner                 Owned       Shares       Owned      Shares
 -----------------------------------------------------------------------------
 Salomon Smith Barney Inc.     1,352,763.24    8.09%
 00131513162
 333 West 34th St., 3rd Floor
 New York, NY 10001-2483
 -----------------------------------------------------------------------------
 Salomon Smith Barney Inc.     1,144,645.82    6.85%
 00131513163
 333 West 34th St., 3rd Floor
 New York, NY 10001-2483
 -----------------------------------------------------------------------------
 Salomon Smith Barney Inc.                               52,740.67     9.83%
 00163083119
 333 West 34th St., 3rd Floor
 New York, NY 10001-2483
 -----------------------------------------------------------------------------
 RBC Dain Rauscher, Richard J.                           42,905.73     7.99%
 Kirkbride, Raelene Kirkbride
 JT TEN/WROS
 2139 Bermuda Dunes Place
 Oxnard, CA 93030-2789
 -----------------------------------------------------------------------------
 Salomon Smith Barney Inc.                               34,706.25     6.47%
 00171302809
 333 West 34th St., 3rd Floor
 New York, NY 10001-2483
 -----------------------------------------------------------------------------
 Donaldson Lufkin Jenrette                               33,525.45     6.25%
 Securities Inc.
 PO Box 2052
 Jersey City, NJ 07303-2052
 -----------------------------------------------------------------------------
 Dean Witter Reynolds Cust for                           31,916.36     5.95%
 Rodney Joe Thatcher
 PO Box 250
 New York, NY 10008-0250
 -----------------------------------------------------------------------------
 Deutsche Bank Securities Inc.                           30,097.54     5.61%
 FBO 246-83037-10
 PO Box 1346
 Baltimore, MD 21203-1346
 -----------------------------------------------------------------------------
 Salomon Smith Barney Inc.                               26,921.81     5.02%
 00185464492
 333 West 34th St., 3rd Floor
 New York, NY 10001-2483
 -----------------------------------------------------------------------------

--------
* The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.

5% Shareholders*

 DEUTSCHE BANK ALEX. BROWN     Cash Reserve Prime       Quality Cash Reserve
 CASH RESERVE FUND, INC.--    Institutional Shares          Prime Shares
 PRIME SERIES              -------------------------  ------------------------
                                            Percent                   Percent
                                           Ownership                 Ownership
                               Shares         of         Shares         of
 Name and Address of        Beneficially  Outstanding Beneficially  Outstanding
 Beneficial Owner              Owned        Shares       Owned        Shares
 ------------------------------------------------------------------------------
 Alex. Brown & Sons Inc.                               3,278,178.34     7.48%
 A/C 0074855106
 PO Box 1346
 Baltimore, MD 21203-1346
 ------------------------------------------------------------------------------
 Alex. Brown & Sons Inc.                               4,158,130.71     9.49%
 A/C 0081930226
 PO Box 1346
 Baltimore, MD 21203-1346
 ------------------------------------------------------------------------------
 Alex. Brown & Sons Inc.                              17,058,940.41    38.92%
 A/C 0074855447
 PO Box 1346
 Baltimore, MD 21203-1346
 ------------------------------------------------------------------------------
 Alex. Brown & Sons Inc.                               3,491,956.64     7.97%
 A/C 0081930227
 PO Box 1346
 Baltimore, MD 21203-1346
 ------------------------------------------------------------------------------
 Alex. Brown & Sons Inc.   143,797,330.75    20.15%
 A/C 00065010788
 PO Box 1346
 Baltimore, MD 21203-1346
 ------------------------------------------------------------------------------
 Alex. Brown & Sons Inc.    42,677,059.16     5.98%
 A/C 00022213028
 PO Box 1346
 Baltimore, MD 21203-1346
 ------------------------------------------------------------------------------

--------
* The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.

5% Shareholders*

 DEUTSCHE BANK ALEX. BROWN       Cash Reserve          Cash Reserve Treasury
 CASH RESERVE FUND, INC.--      Treasury Shares        Institutional Shares
 TREASURY SERIES           ------------------------  ------------------------
                                           Percent                   Percent
                                          Ownership                 Ownership
                              Shares         of         Shares         of
 Name and Address of       Beneficially  Outstanding Beneficially  Outstanding
 Beneficial Owner              Owned       Shares        Owned       Shares
 -----------------------------------------------------------------------------
 Alex. Brown & Sons Inc.   43,265,221.88    5.84%
 A/C 0020702789
 PO Box 1346
 Baltimore, MD 21203-1346
 -----------------------------------------------------------------------------
 Alex. Brown & Sons Inc.                             42,857,452.89   26.69%
 A/C 00065010788
 PO Box 1346
 Baltimore, MD 21203-1346
 -----------------------------------------------------------------------------
 Alex. Brown & Sons Inc.                             11,489,436.53    7.16%
 A/C 00020102538
 PO Box 1346
 Baltimore, MD 21203-1346
 -----------------------------------------------------------------------------
 Alex. Brown & Sons Inc.                             17,994,540.81   11.21%
 A/C 0020170186
 PO Box 1346
 Baltimore, MD 21203-1346
 -----------------------------------------------------------------------------
 Alex. Brown & Sons Inc.                             11,215,573.52    6.99%
 A/C 0020195048
 PO Box 1346
 Baltimore, MD 21203-1346
 -----------------------------------------------------------------------------

--------
* The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.

5% Shareholders*

              DEUTSCHE BANK ALEX. BROWN   Cash Reserve Tax-Free
              CASH RESERVE FUND, INC.--   Institutional Shares
              TAX-FREE SERIES           ------------------------
                                                        Percent
                                                       Ownership
                                           Shares         of
              Name and Address of       Beneficially  Outstanding
              Beneficial Owner             Owned        Shares
              ------------------------- ------------- -----------
              Alex. Brown & Sons Inc.   74,178,309.78    40.88%
              A/C 00065010788
              PO Box 1346
              Baltimore, MD 21203-1346
              ---------------------------------------------------
              Alex. Brown & Sons Inc.    9,720,784.80     5.36%
              A/C 00022809439
              PO Box 1346
              Baltimore, MD 21203-1346
              ---------------------------------------------------

--------
* The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.

                                                                      Exhibit C

                                              Date Last Approved By Fund's
 ---------------------- ------------------ -----------------------------------
                         Date of Current
  Series (Fiscal Year)  Advisory Agreement     Directors        Shareholders
 ---------------------- ------------------ ------------------ ---------------
 Prime Series (3/31)       June 4, 1999    September 25, 2001 October 7, 1999*
 ---------------------- ------------------ ------------------ ---------------
 Treasury Series (3/31)    June 4, 1999    September 25, 2001 October 7, 1999*
 ---------------------- ------------------ ------------------ ---------------
 Tax-Free Series (3/31)    June 4, 1999    September 25, 2001 October 7, 1999*

--------
* Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Corporation, the indirect parent of Investment Company Capital Corp. at that time, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment, and, therefore, termination of the investment advisory agreements.

                                                                      Exhibit D

               DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.

                     FORM OF INVESTMENT ADVISORY AGREEMENT

   THIS AGREEMENT is made as of the ____ day of __________, 200_ by and between DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the 'Fund'), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the 'Advisor'), with respect to the following recital of fact:

   WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'); and

   WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

   WHEREAS, the Fund's Board of Directors has authorized issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the 'Series'); and

   WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's __________ Series (the '__________ Series') on the terms and conditions hereinafter set forth;

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the ______ Series. The Advisor shall manage the __________ Series' affairs and shall supervise all aspects of the __________ Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the __________ Series' assets, subject at all times to the policies and control of the Fund's Board of

Directors. The Advisor shall give the __________ Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

   2.  Duties of Investment Advisor.  In carrying out its obligations under
Section 1 hereof, the Advisor shall:

      (a) supervise and manage all aspects of the __________ Series' operations;

      (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the ________ Series;

      (c) provide the __________ Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

      (d) provide the __________ Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

      (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the __________ Series, and whether concerning the individual issuers whose securities are included in the __________ Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the __________ Series;

      (f) determine which issuers and securities shall be represented in the __________ Series and regularly report thereon to the Fund's Board of Directors;

      (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its __________ Series;

      (h) supervise the operations of the __________ Series' transfer and dividend disbursing agent;

      (i) provide the __________ Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

      (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the __________ Series and reports to and filings with the Securities and Exchange Commission (the 'SEC') and state Blue Sky authorities, which may be required for the __________ Series.

   3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the __________ Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the __________ Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the __________ Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the __________ Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the __________ Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

   4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the ________ Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

   5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

      (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

      (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

      (c) the provisions of the Articles of Incorporation, as amended;

      (d) the provisions of the By-Laws of the Fund, as amended; and

      (e) any other applicable provisions of state and federal law.

   6. Expenses. The expenses connected with the ________ Series shall be allocable between the Fund and the Advisor as follows:

      (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

      (b) The Fund assumes and shall pay or cause to be paid all other expenses of the __________ Series, including, without limitation, the __________ Series' allocable portion of the following expenses: payments to the Fund's distributor under the __________ Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940
   Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7.  Delegation of Advisory Services.

      (a) Subject to the prior approval of the members of the Fund's Board of Directors, including a majority of the Directors who are not 'interested persons,' as defined in the 1940 Act, and shareholders of the __________ Series, the Advisor may delegate to an unaffiliated sub-advisor certain of its duties enumerated in Section 2 hereof provided that the Advisor shall continue to supervise the activities of any such sub-advisor. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

      (b) Subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not 'interested persons,' as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in Section 2 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Fund's Board of Directors who are not 'interested persons,' as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

      (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the __________ Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the __________ Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the __________ Series nor obligate the Advisor to pay or assume any similar __________ Series' expenses on any subsequent occasions.

   8.  Compensation.  SEE EXHIBIT E

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

   9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to Section 12 hereof, for two years from the date hereof.

   11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

      (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the __________ Series (as defined in Section 2(a)(42) of the 1940 Act), and

      (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or 'interested persons' of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the __________ Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement will automatically terminate in the event of its assignment, the term 'assignment' having the meaning defined in Section 2(a)(4) of the 1940 Act.

   13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

   14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

   15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                        DEUTSCHE BANK ALEX. BROWN CASH RESERVE
                                              FUND, INC.

Attest:    ------------------                 By:      --------------------

Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------



[SEAL]                                        DEUTSCHE ASSET MANAGEMENT, INC.

Attest:    ------------------                 By:      --------------------

Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------

                                                                      Exhibit E

                                 ADVISORY FEES

I.  Rates of Compensation under the Current Advisory Agreements

   The Prime Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to 0.30% of the first $500 million of the Fund's aggregate average daily net assets, 0.26% of the next $500 million of the Fund's aggregate average daily net assets, 0.25% of the next $500 million of the Fund's aggregate average daily net assets, 0.24% of the next $1 billion of the Fund's aggregate average daily net assets, 0.23% of the next $1 billion of the Fund's aggregate average daily net assets and 0.22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Prime Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of 0.02% of the Prime Series' average daily net assets.

   The Treasury Series* shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to 0.30% of the first $500 million of the Fund's aggregate average daily net assets, 0.26% of the next $500 million of the Fund's aggregate average daily net assets, 0.25% of the next $500 million of the Fund's aggregate average daily net assets, 0.24% of the next $1 billion of the Fund's aggregate average daily net assets, 0.23% of the next $1 billion of the Fund's aggregate average daily net assets and 0.22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; and (2) applying to this amount a fraction equal to the net assets of the Treasury Series divided by the net assets of the Fund.

   The Tax-Free Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to 0.30% of the first $500 million of the Fund's aggregate average daily net assets, 0.26% of the next $500 million of the Fund's aggregate average daily net assets, 0.25% of the next $500 million of the Fund's aggregate average daily net assets, 0.24% of the next $1 billion of the Fund's aggregate average daily net assets, 0.23% of the next $1 billion of the Fund's aggregate average daily net assets and 0.22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Tax-Free Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of 0.03% of the Tax-Free Series' average daily net assets.

--------
* The Advisor has contractually agreed to waive its fee for the Treasury Series by 0.05%. This agreement will continue until July 31, 2002 and may be extended.

II.  Aggregate Advisory Fees

   For providing investment advisory services to the Series for the Fund's fiscal year ended March 31, 2002, ICCC was paid the following amounts:

               --------------------------------------------------
                               Fee Before     Fee      Fee After
                   Series       Waivers     Waivers     Waivers
               --------------------------------------------------
               Prime Series    $14,871,017 $       0  $14,871,017
               --------------------------------------------------
               Treasury Series $ 2,292,981 $(492,531) $ 1,800,450
               --------------------------------------------------
               Tax-Free Series $ 3,887,587 $       0  $ 3,887,587
               --------------------------------------------------

III.  Transfer Agency, Accounting and Custody Fees

   For its transfer agency and accounting services, ICCC was paid the following amounts for the Fund's fiscal year ended March 31, 2002:

                     -------------------------------------
                                      Transfer  Accounting
                                       Agency    Service
                         Series         Fees       Fees
                     -------------------------------------
                     Prime Series    $4,209,655  $188,906
                     -------------------------------------
                     Treasury Series $  416,526  $138,379
                     -------------------------------------
                     Tax-Free Series $  323,242  $144,794
                     -------------------------------------

   Deutsche Bank Trust, an affiliate of ICCC, was paid the following amounts for providing custody services for the Fund's fiscal year ended March 31, 2002:

                            ------------------------
                                            Custody
                                Series       Fees
                            ------------------------
                            Prime Series    $318,718
                            ------------------------
                            Treasury Series $ 77,185
                            ------------------------
                            Tax-Free Series $ 74,365
                            ------------------------

   It is expected that these services will continue to be provided to the Fund by an affiliate of the Advisor after the New Advisory Agreements are approved.

                                                                      Exhibit F

           Investment Companies Advised or Sub-Advised by DeAM, Inc.

   Investment companies with investment objectives similar to those of the Fund/1/.

                                            Total Assets as of  Contractual
   Funds with Similar Investment Objectives   March 31, 2002   Advisory Fees
   ---------------------------------------- ------------------ -------------
      Cash Reserve Prime Series             $ 5,129,475,214.45      0.25%/2/
      Cash Management Portfolio             $ 8,864,978,784.10      0.15%/3/
      Cash Management Investment            $   172,157,192.00     --/3/
      Money Market Investment               $   467,978,717.10     --/3/
      Cash Management Institutional         $ 4,106,682,789.00     --/3/
      Cash Reserves Institutional           $ 4,118,160,086.00     --/3/
      ProFunds Money Market                 $   329,855,632.21     --/3/
      Daily Assets Institutional            $13,769,592,056.02      0.10%
      Liquid Assets Portfolio               $ 3,462,320,142.66      0.15%/4/
      Liquid Assets Institutional           $ 3,462,320,142.66     --/4/

      Cash Reserve Tax-Free Series          $ 1,174,749,757.50      0.26%/2/
      Short-Term Municipal Bond             $   211,593,257.43      0.40%
      NY Tax Free Money Investment          $   113,782,609.80      0.15%
      Tax Free Money Investment             $   187,131,450.40      0.15%

      Cash Reserve Treasury Series          $   945,570,261.80      0.23%/2/
      Treasury Money Portfolio              $   848,057,212.70      0.15%/5/
      Treasury Money Institutional          $   560,519,570.00     --/5/
      Treasury Money Investment             $   287,537,642.70     --/5/
      Treasury and Agency Institutional     $   680,036,526.74      0.15%

--------
/1 /There may be additional funds and/or portfolios that are advised and/or sub-advised by DeAM, Inc. with similar investment objectives to the Fund that are not listed below. These funds are scheduled to close on or about August 17, 2002.
/2  /For the Fund's advisory fee schedule, please see Exhibit E.
/3 /Cash Management Portfolio is the master portfolio. Cash Management Investment, Money Market Investment, Cash Management Institutional, Cash Reserves Institutional and ProFunds Money Market are feeder funds to Cash Management Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.
/4 /Liquid Assets Portfolio is the master portfolio. Liquid Assets Institutional is the only feeder fund to the Liquid Assets Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.
/5 /Treasury Money Portfolio is the master portfolio. Treasury Money Institutional and Treasury Money Investment are feeder funds to the Treasury Money Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.

                                                                      Exhibit G

                    Principal occupations of each director
                 and principal executive officer of DeAM, Inc.

   The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, New York 10017.

                      Name                Principal Occupation
            -------------------------------------------------------
            Dean Sherman Barr          President and Chief
                                       Investment Officer
            -------------------------------------------------------
            Audrey Theresa Jones       Director and Executive
                                       Vice President
            -------------------------------------------------------
            William George Butterly    Secretary and Executive
                                       Vice President
            -------------------------------------------------------
            Mary Anne Mullin           Compliance Officer
            -------------------------------------------------------
            Gwyn Morgan Thomas         Director and Vice
                                       President
            -------------------------------------------------------
            Lori Callahan              Director and
                                       Chief Administrative Officer

                                                                      Exhibit H

--------------------------------------------------------------------------------
                                                      Aggregate Dollar Range of
                                                       Ownership as of May 31,
                                                          2002 in all Funds
                                                          Overseen or to be
                                                       Overseen by Director or
                                Dollar Range of        Director Nominee in the
                            Beneficial Ownership in     Family of Investment
        Director                 the Fund/1 /                 Companies
--------------------------------------------------------------------------------
 Independent Director
  Nominees
 Richard R. Burt*          None                       Over $100,000
--------------------------------------------------------------------------------
 S. Leland Dill            None                       Over $100,000
--------------------------------------------------------------------------------
 Martin J. Gruber          None                       $10,001-$50,000
--------------------------------------------------------------------------------
 Joseph R. Hardiman*       Over $100,000              Over $100,000
--------------------------------------------------------------------------------
 Richard J. Herring        None                       Over $100,000
--------------------------------------------------------------------------------
 Graham E. Jones           None                       Over $100,000
--------------------------------------------------------------------------------
 Rebecca W. Rimel*         None                       Over $100,000
--------------------------------------------------------------------------------
 Philip Saunders, Jr.      None                       $50,001-100,000
--------------------------------------------------------------------------------
 William N. Searcy         None                       $10,001-$50,000
--------------------------------------------------------------------------------
 Robert H. Wadsworth*      $50,001-$100,000           Over $100,000
--------------------------------------------------------------------------------
 Interested Director
  Nominee
 Richard T. Hale           $50,001-$100,000           Over $100,000

___________
* The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

For more information please call your Fund's information agent, Georgeson Shareholder Communications at 866-474-6829.


                                                              FLAG Cash Rsv #14

Deutsche Asset Management  [/]                                   Vote by Touch-Tone Phone, by Mail or via the Internet!
A Member of the Deutsche Bank Group                                      CALL:  To vote by phone call toll-free 1-888-221-0697 and
                                                                                use the control number on the front of your proxy
       DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.                        card.
                         PRIME SERIES                                INTERNET:  Vote on the Internet at www.proxyweb.com and use the
                        TREASURY SERIES                                         control number on the front of your proxy card.
                        TAX-FREE SERIES                                  MAIL:  Return the signed proxy card in the enclosed
             P.O. BOX 9132, HINGHAM, MA 02043-9132                              envelope.
                                                                 Do not return your proxy card if you vote by phone or Internet.

***   CONTROL NUMBER:  999  999  999  999  99    ***
                                                                               PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.                          To Be Held July 30, 2002 at 1:30 pm, Eastern time

The undersigned hereby appoints Bruce A. Rosenblum, Tammie Lee and Savonne L. Ferguson and each of them, with the full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at all adjournments or postponements thereof (the 'Special Meeting'), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting.  This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed.  If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II.  All ABSTAIN votes will be counted in determining the existence of a quorum at the
Special Meeting and, for Proposal II, will have the effect of votes AGAINST the Proposal.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                                                                                                 ---
PROPOSALS I AND II.

                                                                     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                     Dated:  ________________________


                                                                     ---------------------------------------------------------------
                                                                     |                                                             |
                                                                     |                                                             |
                                                                     ---------------------------------------------------------------
                                                                                   Signature(s) (Title(s), if applicable)
                                                                     Joint owners should each sign. Please sign exactly as your name or names appear on this card. When signing as an attorney, executor, administrator, trustee, guardian or corporate
                                                                     officer, please give your full title as such.

                                                                                                                  FLAG Cash Rsv  #14
                              Please fill in box(es) as shown using black or blue ink or number 2 pencil.         |X|
                              PLEASE DO NOT USE FINE POINT PENS.

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special
Meeting or any adjournments thereof:
                                                                                               FOR      WITHHOLD      FOR ALL
PROPOSAL I:       (All Series together)  To elect eleven Directors of the Fund to hold         ALL        ALL         EXCEPT
-----------       office until their respective successors have been duly elected and
                  qualified or until their earlier resignation or removal, whose terms will    |_|        |_|           |_|
                  be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

(01) Richard R. Burt             (05) Joseph R. Hardiman        (09) Philip Saunders, Jr.
(02) S. Leland Dill              (06) Richard J. Herring        (10) William N. Searcy
(03) Martin J. Gruber            (07) Graham E. Jones           (11) Robert H. Wadsworth
(04) Richard T. Hale             (08) Rebecca W. Rimel

To withhold authority to vote, mark 'For All Except' and write the nominees number on the line below.

________________________________________________________________________________

PROPOSAL II:      (Each Series separately) To approve a new investment advisory agreement (a   FOR      AGAINST      ABSTAIN
------------      'New Advisory Agreement') between the Fund, on behalf of each Series, and
                  Deutsche Asset Management, Inc. ('DeAM, Inc.') to be implemented within      |_|        |_|          |_|
                  two years of the date of the Special Meeting upon approval of the members of the Fund's Board of Directors who are not 'interested persons' (as defined in the Investment Company Act of 1940, as amended).
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